 EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Herley Industries, Inc. (the “Company”) on Form 10-Q for the quarter ended October 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard F. Poirier, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 9, 2010

            By:              /S/  Richard F. Poirier
Name:	Richard F. Poirier
Title:	Chief Executive Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Herley Industries, Inc. (the “Company”) on Form 10-Q for the quarter ended October 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anello C. Garefino, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 9, 2010

            By:          /S/     Anello C. Garefino
Name:	Anello C. Garefino
           Title:           Chief Financial Officer